SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

Covad Communications Group, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission	(IRS Employer
File Number)	Identification No.)

110 Rio Robles
San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)

(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7: Financial Statements and Exhibits
ITEM 12: Disclosure of Results of Operations and Financial Condition.
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 7: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Covad Communications Group, Inc. dated May 17, 2004

ITEM 12: Disclosure of Results of Operations and Financial Condition.

On February 18, 2004, Covad Communications Group, Inc. issued a press release announcing its financial results for the quarter ending March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2004

	By:	/s/ James Kirkland

James Kirkland
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Covad Communications Group, Inc. dated May 17, 2004*

* This exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.